Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

                             THE MONTGOMERY FUNDS II

                     Supplement dated March 10, 2000 to the
                         Prospectus dated July 31, 1999

For Shareholders of Class B and Class C Shares of the Montgomery Global Long-Short Fund only:

The portfolio management team for the Montgomery Global Long-Short Fund now includes John Boich, Oscar Castro, Josephine Jimenez, Chetan Joglekar and Bob Rezaee, who join Nancy Kukacka. Angeline Ee is no longer a member of the portfolio management team for the Fund.

The investment background of each new member of the portfolio management team for the Fund is set forth below:

JOHN BOICH, CFA, senior portfolio manager for the Fund (since 2000). Mr. Boich joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1990 to 1993, he was a vice president and portfolio manager at The Boston Company Institutional Investors, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

OSCAR CASTRO, CFA, senior portfolio manager for the Fund (since 2000). Mr. Castro joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1991 to 1993 he was a vice president and portfolio manager at G.T. Capital Management, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

JOSEPHINE JIMENEZ, CFA, senior portfolio manager for the Fund (since 1999). Before joining the Montgomery in 1991 as a senior portfolio manager and managing director, Ms. Jimenez worked at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager. The research and analysis methods she helped develop--including a proprietary stock valuation model for hyperinflationary economies--are the foundation of her investment strategy.

CHETAN JOGLEKAR, co-portfolio manager of the Fund (since 2000). Mr. Joglekar joined Montgomery in 1997 as a senior trader responsible for the Asian and European markets. He is responsible for the Asian market exposure (including Japan, Australia and Emerging Asia) in the Fund. Before joining Montgomery, Mr. Joglekar was the chief trader at Janhavi Securities PVT Ltd., a brokerage house based in India. Prior to that, he worked for Western India Enterprises Ltd., a mechanical engineering company. Mr. Joglekar holds a Bachelor of Engineering degree with a concentration in Mechanical



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                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

Engineering from the University of Pune, India, where he graduated in the top 2% of his class.

BOB RAZAEE, co-portfolio manager of the Fund (since 2000). Prior to becoming a senior analyst focusing on global technology at Montgomery in 1998, he held equity analyst duties with Dresdner RCM Global Investors. With an investment career spanning back to 1987, Mr. Razaee also worked as a financial analyst in the corporate sector for both The Gap and Chevron.